UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2006
INVESTORS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51557	22-3493930

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 JFK Parkway, Short Hills, New Jersey	07078

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 924-5100
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2. 02	Results of Operation and Financial Condition.
     On January 26, 2006, Investors Bancorp, Inc. (the “Company”) issued a press release reporting its financial results for the quarter ended December 31, 2005. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

Exhibit No.	Description
99.1	Additional information regarding results of operations and financial condition for the quarter ended December 31, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INVESTORS BANCORP, INC.
DATE: January 27, 2006	By:	/s/ Robert M. Cashill
Robert M. Cashill
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Additional information regarding results of operations and financial condition for the quarter ended December 31, 2005.